UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: July 16, 2009


                              BLUGRASS ENERGY, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


             Nevada                    333-135852               20-4952339
-------------------------------   --------------------   -----------------------
(State or other jurisdiction of     (Commission File         (IRS Employer
         incorporation)                  Number)          Identification Number)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (403) 830-7566
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                     -------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                 SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Director Appointment
--------------------

Effective, July 16, 2009, Mr. Edward W. Karasek accepted an appointment as a Director of Blugrass Energy, Inc. (the Company).

Edward W. Karasek, Director

On July 16, 2009, Mr. Edward W. Karasek was appointed as a director of the Company.

Mr. Karasek, has worked with Peak Consulting Group, Inc. of New Albany, Indiana, a consulting firm specializing in management and organizational development and training, since 2000. He a founder and has served as the President of Peak Consulting Group since 1984.

Mr. Karasek holds a BS in Business, with an emphasis in Personal and Industrial Relations. He received an Associate Degree in Computer Science from Purdue
University Fort Wayne Extension. Mr. Karasek holds a Master of Science from Indiana University, majoring in Counseling Psychology.

Chief Executive Officer Resignation
-----------------------------------

On July 16, 2009, Ms. Elizabeth Sawyer resigned as the Chief Executive Officer of the Company.





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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           BLUGRASS ENERGY, INC.



                                           By:  /s/ John Kenney Berscht
                                                --------------------------------
                                                John Kenney Berscht, President


                                           Date: October 11, 2009



















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